Investments	9 Months Ended
Sep. 30, 2025
Investments [Abstract]
INVESTMENTS

NOTE 10 — INVESTMENTS

In September 2025, the Company entered into a Securities Purchase Agreement with CleanCore Solutions, Inc. (“CleanCore”), a Nevada corporation, to invest in Pre-Funded Warrants representing the right to acquire shares of CleanCore’s Class B Common Stock at a nominal exercise price of $0.0001 per share. The Company purchased 4,000,000 warrant shares at a price of $1.00 for a total investment of $4,000,000 in cash.

The Pre-Funded Warrants were fully funded upon issuance and exercised on November 10, 2025 at a nominal exercise price for CleanCore’s Class B Common Stock, following the completion of all required corporate approvals, including an amendment to CleanCore’s articles of incorporation authorizing additional shares. The Warrants are non-redeemable and economically equivalent to shares of common stock, with a beneficial ownership limitation of 4.99% (or 9.99% upon election). Please refer to Note 11.

The investment is accounted for as an equity security under ASC 321, Investments — Equity Securities, and is measured at the fair value of the consideration that was transferred, with changes in fair value recognized in earnings. As of September 30, 2025, the investment had a carrying value of $8,080,000, based on the quoted market price of CleanCore’s Class B Common Stock on the NYSE American Exchange, a Level 1 measurement. A net unrealized gain on equity securities was recognized for $4,080,000 during the nine and three months ended September 30, 2025.